                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               September 10, 2001
                Date of Report (Date of earliest event reported)

                              NEUROGEN CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                 0-18311               22-2845714
   (State or other jurisdiction of    (Commission            (I.R.S. Employer
   incorporation or organization)     File Number)           Identification No.)

                          35 Northeast Industrial Road
                           Branford, Connecticut 06405
               (Address of principal executive offices) (Zip Code)

                                 (203) 488-8201
              (Registrant's telephone number, including area code)

                                      None
         (Former name or former address, if changed since last report)

Item 5. Other Events

     On September 10, 2001, Neurogen  Corporation (the "Company") announced that its  board  of  directors  has  appointed  Dr.  William  H.  Koster,  a  veteran pharmaceutical executive, to be its Chief Executive Officer. Dr. Koster has more than 30 years experience developing and commercializing drugs with Bristol-Myers
Squibb  Company  (BMS)  and  E.R.  Squibb  &  Sons,   Inc.,  which  merged  with
Bristol-Myers   in  1989.   In  his  most  recent   position,   Dr.  Koster  was
Bristol-Myers'  Senior Vice  President for Science and  Technology  Strategy and
Acquisition heading up the company's external science and technology, scientific intelligence,  intellectual property strategy and science policy functions.  Dr.
Koster  succeeds Harry H. Penner,  Jr., who  previously  announced that he would retire when a successor was named.

     The Company also  announced  the promotion of Stephen R. Davis to Executive
Vice President and Chief Business Officer.  Mr. Davis, who joined the Company in
1994, was previously a senior vice president. Dr. Koster and Mr. Davis were also appointed to Neurogen's Board of Directors.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                     NEUROGEN CORPORATION
                                              ----------------------------------
                                                          (Registrant)

   September 19, 2001                          /s/ Stephen R. Davis
-------------------------    ---------------------------------------------------
          DATE                                 Stephen R. Davis
                             Executive Vice President and Chief Business Officer